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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2005

                                 DURATEK, INC .
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-14292                22-2427618
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

10100 Old Columbia Road, Columbia, Maryland                         21046
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(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.01.     Regulation FD Disclosure

               On September 22, 2005, Duratek, Inc. ("Duratek") issued a press release announcing that it expects 2005 revenues to be in the range of $280 million to $286 million, compared to 2004 reported revenues of $286 million. The 2005 revenue outlook reflects a lower than anticipated level of new Commercial work required to offset projects completed during the year, a lengthening of the sales cycle in the Company's Federal business, and no international work awarded to date. As a result, Duratek may moderately reduce its accelerated debt payoff target of $15 - $17 million for the year.

          A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


          Certain statements contained in this Form 8-K may constitute "forward-looking statements" within the meaning of Section 21E(i)(1) of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Duratek's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: the Company's ability to manage its commercial waste processing operations, the timing and award of contracts by the U.S. Department of Energy for the cleanup of waste sites administered by it; the acceptance and implementation of the Company's waste treatment technologies in the government and commercial sectors; and other large technical support services projects; the Company's ability to successfully add revenues from new contracts; and the timing of completing existing contracts. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements included in the Company's SEC filings, including its quarterly reports on Form 10-Q and its annual report on Form 10-K. Except as required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statement made herein.



(c)      Exhibits

Exhibit No.                                 Description
------------------         -----------------------------------------------------
99.1                       Duratek, Inc. press release announcing outlook for
                           2005 revenues


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Duratek, Inc.


Date: September 22, 2005                        By:   /s/  Robert F. Shawver
                                                    ----------------------------
                                                    Robert F. Shawver,
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  Exhibit Index
                                  -------------

Exhibit No.                                 Description
------------------         -----------------------------------------------------
99.1                       Duratek, Inc. press release announcing outlook for
                           2005 revenues